Government Bonds And Other Assets - Summary of Balance of Government Bonds (Detail) - Government Bonds - MXN ($) $ in Thousands	Mar. 31, 2026	Dec. 31, 2025
Disclosure Of Notes Receivable Government Bonds And Other Non Current Assets [Line Items]
Government bonds	$ 0	$ 21,435,936
Less: current portion of Government Bonds, net of expected credit losses	0	21,435,936
Total long-term notes receivable	$ 0	0
Expected credit losses		$ 1,573